UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 28, 2019

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02	Unregistered Sale of Equity Securities.

On February 28, 2019, PBF Logistics LP (the “Partnership”), PBF Energy Company LLC (“PBF LLC”) and PBF Logistics GP LLC (“PBF GP”), the general partner of the Partnership and a wholly-owned subsidiary of PBF LLC, closed the IDR Restructuring (as defined below) that was announced on February 14, 2019.

Pursuant to the Equity Restructuring Agreement, entered into on February 13, 2019, among the Partnership, PBF LLC and PBF GP, PBF GP executed the Third Amended and Restated Agreement of Limited Partnership of the Partnership to reflect the conversion of the Partnership’s incentive distribution rights (“IDRs”) held by PBF LLC to 10,000,000 newly issued Partnership common units (the “IDR Restructuring”) as of the closing of the IDR Restructuring.

The private placement of the Partnership common units issued to PBF LLC was made in reliance upon exemption from registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2).

Item 8.01	Other Events.

On February 28, 2019, the Partnership and PBF LLC issued a press release announcing the closing of the IDR Restructuring. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1
Equity Restructuring Agreement, dated February 13, 2019, by and among PBF Energy Company LLC, PBF Logistics GP LLC, and PBF Logistics LP (incorporated by reference herein to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-36446) filed on February 14, 2019).*

3.1
Third Amended and Restated Agreement of Limited Partnership of PBF Logistics LP (incorporated by reference herein to Exhibit 3.1 to the Current Report on Form 8-K (File No. 001-36446) filed on February 14, 2019).

99.1	Press Release, dated February 28, 2019.
* Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership agrees to furnish supplementally a copy of the omitted Exhibits and Schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP
		By:	PBF Logistics GP LLC, its general partner

Date:	March 1, 2019		By:	/s/ Trecia Canty
Trecia Canty Authorized Officer